                             Yield Table - Bond 2-A1

                        GROUPS CROSSED AT AND BELOW BBB
                              Settle as of 10/30/03

--------------------------------------------------------------------------------
                            Bond Summary - Bond 2-A1
--------------------------------------------------------------------------------
Fixed Coupon:    4.968                         Type:   Fixed
    Orig Bal:    50,000,000

      Factor:    1.0000000
 Factor Date:    10/25/03                  Next Pmt:   11/25/03
       Delay:    24                           Cusip:
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       0 PSA, Grp 1: 28 CPR,
                                       Grp 5,6: 20 CPR, Grp
                                         4,2,3,7: 25 CPR
------------------------  ------------------------------------------------------
        Price                         Yield             Duration
------------------------  ------------------------------------------------------
     102.218750                       3.57                1.76
     102.234375                       3.56                1.76
     102.250000                       3.55                1.76
     102.265625                       3.54                1.76
     102.281250                       3.53                1.76

     102.296875                       3.52                1.76
     102.312500                       3.51                1.76
     102.328125                       3.51                1.76
     102.343750                       3.50                1.76
     102.359375                       3.49                1.76

     102.375000                       3.48                1.76
     102.390625                       3.47                1.76
     102.406250                       3.46                1.76
     102.421875                       3.45                1.76
     102.437500                       3.45                1.76

     102.453125                       3.44                1.76
     102.468750                       3.43                1.76
------------------------  ------------------------------------------------------
   Average Life                              1.884202
     First Pay                               11/25/03
     Last Pay                                08/25/06
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Tsy BM     3Mo     6Mo     2YR      3Yr     5YR     10YR    30YR
--------------------------------------------------------------------------------
 Yield   1.1571  1.1707   1.7266           3.0056  4.0339  4.9766
 Coupon                   1.5000           3.0000  3.8750  5.3750
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Lib BM    1YR     2YR     3YR      4YR     5YR     7YR    10YR    12YR    15YR    20YR    30YR
-----------------------------------------------------------------------------------------------
 Yield   1.3994  2.0541  2.6329  3.0968  3.4731  3.9919  4.5014  4.8381  4.9970  1.8832  5.2891
-----------------------------------------------------------------------------------------------

--------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             Yield Table - Bond 2-A2

                        GROUPS CROSSED AT AND BELOW BBB
                              Settle as of 10/30/03

--------------------------------------------------------------------------------
                            Bond Summary - Bond 2-A2
--------------------------------------------------------------------------------
Fixed Coupon:    4.315                         Type:   Fixed
    Orig Bal:    75,000,000

      Factor:    1.0000000
        Date:    10/25/03                  Next Pmt:   11/25/03
       Delay:    24                           Cusip:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       0 PSA, Grp 1: 28 CPR,
                                       Grp 5,6: 20 CPR, Grp
                                         4,2,3,7: 25 CPR
------------------------  ------------------------------------------------------
        Price                         Yield             Duration
------------------------  ------------------------------------------------------
     101.375000                       3.42                1.77
     101.390625                       3.41                1.77
     101.406250                       3.40                1.77
     101.421875                       3.39                1.77
     101.437500                       3.38                1.77

     101.453125                       3.38                1.77
     101.468750                       3.37                1.77
     101.484375                       3.36                1.77
     101.500000                       3.35                1.77
     101.515625                       3.34                1.77

     101.531250                       3.33                1.77
     101.546875                       3.32                1.77
     101.562500                       3.32                1.77
     101.578125                       3.31                1.77
     101.593750                       3.30                1.77

     101.609375                       3.29                1.77
     101.625000                       3.28                1.77
--------------------------------------------------------------------------------
   Average Life                              1.884202
   First Pay                                 11/25/03
   Last Pay                                  08/25/06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Tsy BM     3Mo     6Mo     2YR      3Yr     5YR     10YR    30YR
--------------------------------------------------------------------------------
 Yield   1.1571  1.1707   1.7266           3.0056  4.0339  4.9766
 Coupon                   1.5000           3.0000  3.8750  5.3750
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Lib BM    1YR     2YR     3YR      4YR     5YR     7YR    10YR    12YR    15YR    20YR    30YR
-----------------------------------------------------------------------------------------------
 Yield   1.3994  2.0541  2.6329  3.0968  3.4731  3.9919  4.5014  4.8381  4.9970  1.8832  5.2891
-----------------------------------------------------------------------------------------------

--------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.
                                                                          Page 2

                             Yield Table - Bond 2-A3

                        GROUPS CROSSED AT AND BELOW BBB
                              Settle as of 10/30/03

--------------------------------------------------------------------------------
                            Bond Summary - Bond 2-A3
--------------------------------------------------------------------------------
Fixed Coupon:    4.600                         Type:   Fixed
    Orig Bal:    23,614,000

      Factor:    1.0000000
        Date:    10/25/03                  Next Pmt:   11/25/03
       Delay:    24                           Cusip:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       0 PSA, Grp 1: 28 CPR,
                                       Grp 5,6: 20 CPR, Grp
                                         4,2,3,7: 25 CPR
------------------------  ------------------------------------------------------
        Price                         Yield             Duration
------------------------  ------------------------------------------------------
     101.796875                       3.46                1.77
     101.812500                       3.45                1.77
     101.828125                       3.44                1.77
     101.843750                       3.43                1.77
     101.859375                       3.43                1.77

     101.875000                       3.42                1.77
     101.890625                       3.41                1.77
     101.906250                       3.40                1.77
     101.921875                       3.39                1.77
     101.937500                       3.38                1.77

     101.953125                       3.37                1.77
     101.968750                       3.36                1.77
     101.984375                       3.36                1.77
     102.000000                       3.35                1.77
     102.015625                       3.34                1.77

     102.031250                       3.33                1.77
     102.046875                       3.32                1.77
------------------------  ------------------------------------------------------
    Average Life                             1.884202
     First Pay                               11/25/03
     Last Pay                                08/25/06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Tsy BM     3Mo     6Mo     2YR      3Yr     5YR     10YR    30YR
--------------------------------------------------------------------------------
 Yield   1.1571  1.1707   1.7266           3.0056  4.0339  4.9766
 Coupon                   1.5000           3.0000  3.8750  5.3750
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Lib BM    1YR     2YR     3YR      4YR     5YR     7YR    10YR    12YR    15YR    20YR    30YR
-----------------------------------------------------------------------------------------------
 Yield   1.3994  2.0541  2.6329  3.0968  3.4731  3.9919  4.5014  4.8381  4.9970  1.8832  5.2891
-----------------------------------------------------------------------------------------------

--------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             Yield Table - Bond 3-A1

                        GROUPS CROSSED AT AND BELOW BBB
                              Settle as of 10/30/03


--------------------------------------------------------------------------------
                            Bond Summary - Bond 3-A1
--------------------------------------------------------------------------------
Fixed Coupon:    4.960                         Type:   Fixed
    Orig Bal:    5,000,000

      Factor:    1.0000000
        Date:    10/25/03                  Next Pmt:   11/25/03
       Delay:    24                           Cusip:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       0 PSA, Grp 1: 28 CPR,
                                       Grp 5,6: 20 CPR, Grp
                                         4,2,3,7: 25 CPR
------------------------  ------------------------------------------------------
        Price                         Yield             Duration
------------------------  ------------------------------------------------------
     101.359375                       4.27                2.28
     101.375000                       4.26                2.28
     101.390625                       4.25                2.28
     101.406250                       4.25                2.28
     101.421875                       4.24                2.28

     101.437500                       4.23                2.28
     101.453125                       4.23                2.28
     101.468750                       4.22                2.28
     101.484375                       4.21                2.28
     101.500000                       4.21                2.28

     101.515625                       4.20                2.28
     101.531250                       4.19                2.28
     101.546875                       4.19                2.28
     101.562500                       4.18                2.28
     101.578125                       4.17                2.28

     101.593750                       4.17                2.28
     101.609375                       4.16                2.28
------------------------  ------------------------------------------------------
    Average Life                             2.519432
     First Pay                               11/25/03
     Last Pay                                08/25/08
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Tsy BM     3Mo     6Mo     2YR      3Yr     5YR     10YR    30YR
--------------------------------------------------------------------------------
 Yield   1.1571  1.1707   1.7266           3.0056  4.0339  4.9766
 Coupon                   1.5000           3.0000  3.8750  5.3750
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Lib BM    1YR     2YR     3YR      4YR     5YR     7YR    10YR    12YR    15YR    20YR    30YR
-----------------------------------------------------------------------------------------------
 Yield   1.3994  2.0541  2.6329  3.0968  3.4731  3.9919  4.5014  4.8381  4.9970  1.8832  5.2891
-----------------------------------------------------------------------------------------------

--------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             Yield Table - Bond 3-A2

                         GROUPS CROSSED AT AND BELOW BBB
                              Settle as of 10/30/03

--------------------------------------------------------------------------------
                               Bond Summary - Bond 3-A2
--------------------------------------------------------------------------------

Fixed Coupon:  4.580                               Type: Fixed
    Orig Bal:  147,500,000

      Factor:  1.0000000
 Factor Date:  10/25/03                        Next Pmt: 11/25/03
       Delay:  24                                 Cusip:
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                          0 PSA, Grp 1: 28 CPR,
                                          Grp 5,6: 20 CPR, Grp
                                            4,2,3,7: 25 CPR
-------------------  -----------------------------------------------------------
       Price                             Yield              Duration
-------------------  -----------------------------------------------------------
     100.656250                           4.20                 2.29
     100.671875                           4.20                 2.29
     100.687500                           4.19                 2.29
     100.703125                           4.18                 2.29
     100.718750                           4.18                 2.29

     100.734375                           4.17                 2.29
     100.750000                           4.16                 2.29
     100.765625                           4.16                 2.29
     100.781250                           4.15                 2.29
     100.796875                           4.14                 2.29

     100.812500                           4.14                 2.29
     100.828125                           4.13                 2.29
     100.843750                           4.12                 2.29
     100.859375                           4.12                 2.29
     100.875000                           4.11                 2.29

     100.890625                           4.10                 2.29
     100.906250                           4.10                 2.29
--------------------------------------------------------------------------------
     Average Life                                  2.519432
      First Pay                                    11/25/03
      Last Pay                                     08/25/08
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
Tsy BM        3Mo       6Mo        2YR      3Yr     5YR        10YR        30YR
--------------------------------------------------------------------------------
Yield       1.1571    1.1707     1.7266            3.0056     4.0339      4.9766
Coupon                           1.5000            3.0000     3.8750      5.3750
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Lib BM      1YR      2YR      3YR      4YR      5YR      7YR       10YR      12YR      15YR      20YR      30YR
----------------------------------------------------------------------------------------------------------------
Yield      1.3994   2.0541   2.6329   3.0968   3.4731   3.9919    4.5014    4.8381    4.9970    1.8832    5.2891
----------------------------------------------------------------------------------------------------------------

--------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                           Yield Table - Bond 3-A3-SS

                        GROUPS CROSSED AT AND BELOW BBB
                              Settle as of 10/30/03
--------------------------------------------------------------------------------
                          Bond Summary - Bond 3-A3-SS
--------------------------------------------------------------------------------

Fixed Coupon:    4.700                           Type:   Fixed
    Orig Bal:    196,579,000

      Factor:    1.0000000
 Factor Date:    10/25/03                    Next Pmt:   11/25/03
       Delay:    24                             Cusip:
--------------------------------------------------------------------------------
                                             0 PSA, Grp 1: 28 CPR,
                                             Grp 5,6: 20 CPR, Grp
                                               4,2,3,7: 25 CPR
-------------------  -----------------------------------------------------------
       Price                              Yield              Duration
-------------------  -----------------------------------------------------------
    100.859375                            4.23                 2.28
    100.875000                            4.23                 2.29
    100.890625                            4.22                 2.29
    100.906250                            4.21                 2.29

    100.921875                            4.21                 2.29
    100.937500                            4.20                 2.29
    100.953125                            4.19                 2.29
    100.968750                            4.19                 2.29
    100.984375                            4.18                 2.29

    101.000000                            4.17                 2.29
    101.015625                            4.17                 2.29
    101.031250                            4.16                 2.29
    101.046875                            4.15                 2.29
    101.062500                            4.15                 2.29

    101.078125                            4.14                 2.29
    101.093750                            4.13                 2.29
    101.109375                            4.13                 2.29
-------------------  -----------------------------------------------------------
     Average Life                                   2.519432
      First Pay                                     11/25/03
      Last Pay                                      08/25/08
-------------------  -----------------------------------------------------------



--------------------------------------------------------------------------------
Tsy BM     3Mo     6Mo     2YR     3Yr     5YR     10YR      30YR
--------------------------------------------------------------------------------
 Yield   1.1571  1.1707  1.7266          3.0056   4.0339    4.9766
Coupon                   1.5000          3.0000   3.8750    5.3750
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Lib BM    1YR     2YR     3YR     4YR     5YR     7YR      10YR     12YR     15YR     20YR     30YR
-----------------------------------------------------------------------------------------------------
 Yield   1.3994  2.0541  2.6329  3.0968  3.4731  3.9919   4.5014   4.8381   4.9970   1.8832   5.2891
-----------------------------------------------------------------------------------------------------

--------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             Yield Table - Bond 3-A4

                        GROUPS CROSSED AT AND BELOW BBB
                              Settle as of 10/30/03
--------------------------------------------------------------------------------
                           Bond Summary - Bond 3-A4
--------------------------------------------------------------------------------
Fixed Coupon:       4.985                        Type:      Fixed
    Orig Bal:       15,000,000

     Factor:        1.0000000                Next Pmt:      11/25/03
Factor Date:        10/25/03
      Delay:        24                          Cusip:
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                          0 PSA, Grp 1: 28 CPR,
                                          Grp 5,6: 20 CPR, Grp
                                            4,2,3,7: 25 CPR
-------------------  -----------------------------------------------------------
      Price                              Yield              Duration
-------------------  -----------------------------------------------------------
    100.968750                            4.46                 2.27
    100.984375                            4.45                 2.27
    101.000000                            4.45                 2.27
    101.015625                            4.44                 2.27
    101.031250                            4.43                 2.27

    101.046875                            4.43                 2.27
    101.062500                            4.42                 2.27
    101.078125                            4.41                 2.27
    101.093750                            4.40                 2.27
    101.109375                            4.40                 2.27

    101.125000                            4.39                 2.28
    101.140625                            4.38                 2.28
    101.156250                            4.38                 2.28
    101.171875                            4.37                 2.28
    101.187500                            4.36                 2.28

    101.203125                            4.36                 2.28
    101.218750                            4.35                 2.28
-------------------  -----------------------------------------------------------
   Average Life                                   2.519432
    First Pay                                     11/25/03
    Last  Pay                                     08/25/08
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Tsy BM     3Mo     6Mo     2YR     3Yr     5YR     10YR     30YR
--------------------------------------------------------------------------------
 Yield   1.1571  1.1707  1.7266          3.0056   4.0339   4.9766
Coupon                   1.5000          3.0000   3.8750   5.3750
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Lib BM     1YR     2YR     3YR     4YR     5YR     7YR     10YR     12YR     15YR     20YR     30YR
-----------------------------------------------------------------------------------------------------
 Yield   1.3994  2.0541  2.6329  3.0968  3.4731   3.9919  4.5014   4.8381   4.9970   1.8832   5.2891
-----------------------------------------------------------------------------------------------------

--------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             Yield Table - Bond 3-A5

                        GROUPS CROSSED AT AND BELOW BBB
                              Settle as of 10/30/03
--------------------------------------------------------------------------------
                            Bond Summary - Bond 3-A5
--------------------------------------------------------------------------------
Fixed Coupon:     4.130                         Type:  Fixed
    Orig Bal:     30,000,000

      Factor:     1.0000000
 Factor Date:     10/25/03                  Next Pmt:  11/25/03
       Delay:     24                           Cusip:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             0 PSA, Grp 1: 28 CPR,
                                             Grp 5,6: 20 CPR, Grp
                                                4,2,3,7: 25 CPR
-------------------  -----------------------------------------------------------
       Price                              Yield                Duration
-------------------  -----------------------------------------------------------
     99.875000                            4.10                 2.30
     99.890625                            4.09                 2.30
     99.906250                            4.09                 2.30
     99.921875                            4.08                 2.30
     99.937500                            4.07                 2.30

     99.953125                            4.07                 2.30
     99.968750                            4.06                 2.30
     99.984375                            4.05                 2.30
    100.000000                            4.05                 2.30
    100.015625                            4.04                 2.30

    100.031250                            4.03                 2.30
    100.046875                            4.03                 2.30
    100.062500                            4.02                 2.30
    100.078125                            4.01                 2.30
    100.093750                            4.01                 2.30

    100.109375                            4.00                 2.30
    100.125000                            3.99                 2.30
-------------------  -----------------------------------------------------------
   Average Life                                   2.519432
    First Pay                                     11/25/03
    Last Pay                                      08/25/08
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Tsy BM       3Mo       6Mo       2YR       3Yr       5YR       10YR       30YR
--------------------------------------------------------------------------------
 Yield    1.1571    1.1707    1.7266               3.0056    4.0339     4.9766
Coupon                        1.5000               3.0000    3.8750     5.3750
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Lib BM      1YR      2YR      3YR      4YR      5YR      7YR      10YR      12YR      15YR      20YR      30YR
--------------------------------------------------------------------------------------------------------------
 Yield   1.3994   2.0541   2.6329   3.0968   3.4731   3.9919    4.5014    4.8381    4.9970    1.8832    5.2891
--------------------------------------------------------------------------------------------------------------

--------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                           Yield Table - Bond 3-A6-MZ

                        GROUPS CROSSED AT AND BELOW BBB
                              Settle as of 10/30/03

--------------------------------------------------------------------------------
                           Bond Summary - Bond 3-A6-MZ
--------------------------------------------------------------------------------
Fixed Coupon:   4.985                   Type:    Fixed
    Orig Bal:   5,900,000

      Factor:   1.0000000
 Factor Date:   10/25/03            Next Pmt:    11/25/03
       Delay:   24                     Cusip:
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                         0 PSA, Grp 1: 28 CPR,
                                         Grp 5,6: 20 CPR, Grp
                                           4,2,3,7: 25 CPR
---------------------  ---------------------------------------------------------
       Price                           Yield             Duration
---------------------  ---------------------------------------------------------
     98.875000                         5.38                2.24
     98.890625                         5.38                2.24
     98.906250                         5.37                2.24
     98.921875                         5.36                2.24
     98.937500                         5.36                2.24

     98.953125                         5.35                2.24
     98.968750                         5.34                2.24
     98.984375                         5.34                2.24
     99.000000                         5.33                2.24
     99.015625                         5.32                2.24

     99.031250                         5.31                2.24
     99.046875                         5.31                2.24
     99.062500                         5.30                2.24
     99.078125                         5.29                2.24
     99.093750                         5.29                2.24

     99.109375                         5.28                2.24
     99.125000                         5.27                2.24
---------------------  ---------------------------------------------------------
   Average Life                                2.519432
    First Pay                                  11/25/03
    Last Pay                                   08/25/08
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Tsy BM     3Mo     6Mo      2YR     3Yr      5YR      10YR      30YR
--------------------------------------------------------------------------------
 Yield   1.1571  1.1707   1.7266            3.0056   4.0339    4.9766
Coupon                    1.5000            3.0000   3.8750    5.3750
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Lib BM     1YR    2YR     3YR     4YR     5YR     7YR     10YR    12YR    15YR    20YR    30YR
-----------------------------------------------------------------------------------------------
 Yield   1.3994  2.0541  2.6329  3.0968  3.4731  3.9919  4.5014  4.8381  4.9970  1.8832  5.2891
-----------------------------------------------------------------------------------------------

-------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             Yield Table - Bond 4-A

                        GROUPS CROSSED AT AND BELOW BBB
                              Settle as of 10/30/03

--------------------------------------------------------------------------------
                             Bond Summary - Bond 4-A
--------------------------------------------------------------------------------
Fixed Coupon:   4.150                   Type:    Fixed
    Orig Bal:   121,642,000

      Factor:   1.0000000
 Factor Date:   10/25/03            Next Pmt:    11/25/03
       Delay:   24                     Cusip:
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                         0 PSA, Grp 1: 28 CPR,
                                         Grp 5,6: 20 CPR, Grp
                                           4,2,3,7: 25 CPR
---------------------  ---------------------------------------------------------
       Price                           Yield             Duration
---------------------  ---------------------------------------------------------
       99.890625                        4.11               2.25
       99.906250                        4.10               2.25
       99.921875                        4.10               2.25
       99.937500                        4.09               2.25
       99.953125                        4.08               2.25

       99.968750                        4.08               2.25
       99.984375                        4.07               2.25
      100.000000                        4.06               2.25
      100.015625                        4.06               2.25
      100.031250                        4.05               2.25

      100.046875                        4.04               2.25
      100.062500                        4.04               2.25
      100.078125                        4.03               2.25
      100.093750                        4.02               2.25
      100.109375                        4.01               2.25

      100.125000                        4.01               2.25
      100.140625                        4.00               2.25
---------------------  ---------------------------------------------------------
   Average Life                                2.466947
    First Pay                                  11/25/03
    Last Pay                                   08/25/08
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Tsy BM     3Mo     6Mo      2YR     3Yr      5YR      10YR      30YR
--------------------------------------------------------------------------------
 Yield   1.1571  1.1707   1.7266            3.0056   4.0339    4.9766
Coupon                    1.5000            3.0000   3.8750    5.3750
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Lib BM     1YR    2YR     3YR     4YR     5YR     7YR     10YR    12YR    15YR    20YR    30YR
-----------------------------------------------------------------------------------------------
 Yield   1.3994  2.0541  2.6329  3.0968  3.4731  3.9919  4.5014  4.8381  4.9970  1.8832  5.2891

-----------------------------------------------------------------------------------------------

-------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             Yield Table - Bond 5-A1

                        GROUPS CROSSED AT AND BELOW BBB
                              Settle as of 10/30/03


--------------------------------------------------------------------------------
                            Bond Summary - Bond 5-A1
--------------------------------------------------------------------------------
Fixed Coupon:   1.870                   Type:    Fixed
    Orig Bal:   128,025,000

      Factor:   1.0000000
 Factor Date:   10/25/03            Next Pmt:    11/25/03
       Delay:   0                      Cusip:
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                         0 PSA, Grp 1: 28 CPR,
                                         Grp 5,6: 20 CPR, Grp
                                            4,2,3,7: 25 CPR
---------------------  ---------------------------------------------------------
       Price                           Yield             Duration
---------------------  ---------------------------------------------------------
       99.875000                        2.05               0.71
       99.890625                        2.03               0.71
       99.906250                        2.01               0.71
       99.921875                        1.99               0.71
       99.937500                        1.97               0.71

       99.953125                        1.94               0.71
       99.968750                        1.92               0.71
       99.984375                        1.90               0.71
      100.000000                        1.88               0.71
      100.015625                        1.86               0.71

      100.031250                        1.83               0.71
      100.046875                        1.81               0.71
      100.062500                        1.79               0.71
      100.078125                        1.77               0.71
      100.093750                        1.74               0.71

      100.109375                        1.72               0.71
      100.125000                        1.70               0.71
---------------------  ---------------------------------------------------------
   Average Life                                0.720009
    First Pay                                  11/25/03
    Last Pay                                   04/25/05
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Tsy BM     3Mo     6Mo      2YR     3Yr      5YR      10YR      30YR
--------------------------------------------------------------------------------
 Yield   1.1571  1.1707   1.7266            3.0056   4.0339    4.9766
Coupon                    1.5000            3.0000   3.8750    5.3750
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Lib BM     1YR    2YR     3YR     4YR     5YR     7YR     10YR    12YR    15YR    20YR    30YR
-----------------------------------------------------------------------------------------------
 Yield   1.3994  2.0541  2.6329  3.0968  3.4731  3.9919  4.5014  4.8381  4.9970  1.8832  5.2891

-----------------------------------------------------------------------------------------------

-------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             Yield Table - Bond 5-A2

                        GROUPS CROSSED AT AND BELOW BBB
                              Settle as of 10/30/03

--------------------------------------------------------------------------------
                            Bond Summary - Bond 5-A2
--------------------------------------------------------------------------------
Fixed Coupon:    4.355                         Type:   Fixed
    Orig Bal:    69,403,000


      Factor:    1.0000000
 Factor Date:    10/25/03                  Next Pmt:   11/25/03
       Delay:    24                           Cusip:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       0 PSA, Grp 1: 28 CPR,
                                       Grp 5,6: 20 CPR, Grp
                                         4,2,3,7: 25 CPR
------------------------  ------------------------------------------------------
        Price                         Yield             Duration
------------------------  ------------------------------------------------------
     100.625000                       3.91                1.88
     100.640625                       3.90                1.88
     100.656250                       3.89                1.88
     100.671875                       3.88                1.88
     100.687500                       3.88                1.88

     100.703125                       3.87                1.88
     100.718750                       3.86                1.88
     100.734375                       3.85                1.88
     100.750000                       3.84                1.88
     100.765625                       3.84                1.88

     100.781250                       3.83                1.88
     100.796875                       3.82                1.88
     100.812500                       3.81                1.88
     100.828125                       3.80                1.88
     100.843750                       3.79                1.88

     100.859375                       3.79                1.88
     100.875000                       3.78                1.88
------------------------  ------------------------------------------------------
   Average Life                              2.000022
     First Pay                               04/25/05
     Last Pay                                05/25/06
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Tsy BM     3Mo     6Mo     2YR      3Yr     5YR     10YR    30YR
--------------------------------------------------------------------------------
 Yield   1.1571  1.1707   1.7266           3.0056  4.0339  4.9766
 Coupon                   1.5000           3.0000  3.8750  5.3750
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Lib BM    1YR     2YR     3YR      4YR     5YR     7YR    10YR    12YR    15YR    20YR    30YR
-----------------------------------------------------------------------------------------------
 Yield   1.3994  2.0541  2.6329  3.0968  3.4731  3.9919  4.5014  4.8381  4.9970  1.8832  5.2891
-----------------------------------------------------------------------------------------------

--------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             Yield Table - Bond 5-A3

                        GROUPS CROSSED AT AND BELOW BBB
                              Settle as of 10/30/03

--------------------------------------------------------------------------------
                            Bond Summary - Bond 5-A3
--------------------------------------------------------------------------------
Fixed Coupon:    3.840                         Type:   Fixed
    Orig Bal:    29,107,000

      Factor:    1.0000000
 Factor Date:    10/25/03                  Next Pmt:   11/25/03
       Delay:    24                           Cusip:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       0 PSA, Grp 1: 28 CPR,
                                       Grp 5,6: 20 CPR, Grp
                                         4,2,3,7: 25 CPR
------------------------  ------------------------------------------------------
        Price                         Yield             Duration
------------------------  ------------------------------------------------------
      99.875000                       3.82                2.62
      99.890625                       3.82                2.62
      99.906250                       3.81                2.62
      99.921875                       3.80                2.62
      99.937500                       3.80                2.62

      99.953125                       3.79                2.62
      99.968750                       3.79                2.62
      99.984375                       3.78                2.62
     100.000000                       3.77                2.63
     100.015625                       3.77                2.63

     100.031250                       3.76                2.63
     100.046875                       3.76                2.63
     100.062500                       3.75                2.63
     100.078125                       3.74                2.63
     100.093750                       3.74                2.63

     100.109375                       3.73                2.63
     100.125000                       3.73                2.63
------------------------  ------------------------------------------------------
    Average Life                             2.818854
     First Pay                               05/25/06
     Last Pay                                11/25/06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Tsy BM     3Mo     6Mo     2YR      3Yr     5YR     10YR    30YR
--------------------------------------------------------------------------------
 Yield   1.1571  1.1707   1.7266           3.0056  4.0339  4.9766
 Coupon                   1.5000           3.0000  3.8750  5.3750
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Lib BM    1YR     2YR     3YR      4YR     5YR     7YR    10YR    12YR    15YR    20YR    30YR
-----------------------------------------------------------------------------------------------
 Yield   1.3994  2.0541  2.6329  3.0968  3.4731  3.9919  4.5014  4.8381  4.9970  1.8832  5.2891
-----------------------------------------------------------------------------------------------

--------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                           Yield Table - Bond 5-A4-SS

                        GROUPS CROSSED AT AND BELOW BBB
                              Settle as of 10/30/03

--------------------------------------------------------------------------------
                           Bond Summary - Bond 5-A4-SS
--------------------------------------------------------------------------------
Fixed Coupon:    4.630                         Type:   Fixed
    Orig Bal:    191,000,000

      Factor:    1.0000000
 Factor Date:    10/25/03                  Next Pmt:   11/25/03
       Delay:    24                           Cusip:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       0 PSA, Grp 1: 28 CPR,
                                       Grp 5,6: 20 CPR, Grp
                                         4,2,3,7: 25 CPR
------------------------  ------------------------------------------------------
        Price                         Yield             Duration
------------------------  ------------------------------------------------------
     100.640625                       4.44                3.99
     100.656250                       4.43                3.99
     100.671875                       4.43                3.99
     100.687500                       4.43                3.99
     100.703125                       4.42                3.99

     100.718750                       4.42                3.99
     100.734375                       4.41                3.99
     100.750000                       4.41                3.99
     100.765625                       4.41                3.99
     100.781250                       4.40                3.99

     100.796875                       4.40                3.99
     100.812500                       4.40                3.99
     100.828125                       4.39                3.99
     100.843750                       4.39                3.99
     100.859375                       4.38                3.99

     100.875000                       4.38                3.99
     100.890625                       4.38                3.99
------------------------  ------------------------------------------------------
    Average Life                             4.510938
     First Pay                               11/25/06
     Last Pay                                08/25/08
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Tsy BM     3Mo     6Mo     2YR      3Yr     5YR     10YR    30YR
--------------------------------------------------------------------------------
 Yield   1.1571  1.1707   1.7266           3.0056  4.0339  4.9766
 Coupon                   1.5000           3.0000  3.8750  5.3750
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Lib BM    1YR     2YR     3YR      4YR     5YR     7YR    10YR    12YR    15YR    20YR    30YR
-----------------------------------------------------------------------------------------------
 Yield   1.3994  2.0541  2.6329  3.0968  3.4731  3.9919  4.5014  4.8381  4.9970  1.8832  5.2891
-----------------------------------------------------------------------------------------------

--------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                           Yield Table - Bond 5-A5-MZ

                        GROUPS CROSSED AT AND BELOW BBB
                              Settle as of 10/30/03


--------------------------------------------------------------------------------
                           Bond Summary - Bond 5-A5-MZ
--------------------------------------------------------------------------------
Fixed Coupon:   4.650                   Type:    Fixed
    Orig Bal:   9,550,000

      Factor:   1.0000000
 Factor Date:   10/25/03            Next Pmt:    11/25/03
       Delay:   24                     Cusip:
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                         0 PSA, Grp 1: 28 CPR,
                                         Grp 5,6: 20 CPR, Grp
                                            4,2,3,7: 25 CPR
---------------------  ---------------------------------------------------------
       Price                           Yield             Duration
---------------------  ---------------------------------------------------------
     99.875000                         4.65                4.23
     99.890625                         4.65                4.23
     99.906250                         4.64                4.23
     99.921875                         4.64                4.23
     99.937500                         4.64                4.23

     99.953125                         4.63                4.23
     99.968750                         4.63                4.23
     99.984375                         4.63                4.23
    100.000000                         4.62                4.23
    100.015625                         4.62                4.23

    100.031250                         4.61                4.23
    100.046875                         4.61                4.23
    100.062500                         4.61                4.23
    100.078125                         4.60                4.23
    100.093750                         4.60                4.23

    100.109375                         4.60                4.23
    100.125000                         4.59                4.23
---------------------  ---------------------------------------------------------
   Average Life                                4.819444
    First Pay                                  08/25/08
    Last Pay                                   08/25/08
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Tsy BM     3Mo     6Mo      2YR     3Yr      5YR      10YR      30YR
--------------------------------------------------------------------------------
 Yield   1.1571  1.1707   1.7266            3.0056   4.0339    4.9766
Coupon                    1.5000            3.0000   3.8750    5.3750
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Lib BM     1YR    2YR     3YR     4YR     5YR     7YR     10YR    12YR    15YR    20YR    30YR
-----------------------------------------------------------------------------------------------
 Yield   1.3994  2.0541  2.6329  3.0968  3.4731  3.9919  4.5014  4.8381  4.9970  1.8832  5.2891

-----------------------------------------------------------------------------------------------

-------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             Yield Table - Bond 6-A

                        GROUPS CROSSED AT AND BELOW BBB
                              Settle as of 10/30/03

--------------------------------------------------------------------------------
                             Bond Summary - Bond 6-A
--------------------------------------------------------------------------------
Fixed Coupon:   5.146                   Type:    Fixed
    Orig Bal:   132,251,000

      Factor:   1.0000000
 Factor Date:   10/25/03            Next Pmt:    11/25/03
       Delay:   24                     Cusip:
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                          0 PSA, Grp 1: 28 CPR,
                                          Grp 5,6: 20 CPR, Grp
                                             4,2,3,7: 25 CPR
---------------------  ---------------------------------------------------------
       Price                           Yield             Duration
---------------------  ---------------------------------------------------------
    101.000000                         4.66                2.52
    101.015625                         4.66                2.52
    101.031250                         4.65                2.52
    101.046875                         4.65                2.52
    101.062500                         4.64                2.52

    101.078125                         4.63                2.52
    101.093750                         4.63                2.52
    101.109375                         4.62                2.52
    101.125000                         4.62                2.52
    101.140625                         4.61                2.52

    101.156250                         4.60                2.52
    101.171875                         4.60                2.52
    101.187500                         4.59                2.52
    101.203125                         4.59                2.52
    101.218750                         4.58                2.52

    101.234375                         4.57                2.52
    101.250000                         4.57                2.52
    101.265625                         4.56                2.52
    101.281250                         4.55                2.52
    101.296875                         4.55                2.52

    101.312500                         4.54                2.52
    101.328125                         4.54                2.52
    101.343750                         4.53                2.52
    101.359375                         4.52                2.52
    101.375000                         4.52                2.52

    101.390625                         4.51                2.52
    101.406250                         4.51                2.52
    101.421875                         4.50                2.52
    101.437500                         4.49                2.52
---------------------  ---------------------------------------------------------
   Average Life                                2.856182
    First Pay                                  11/25/03
    Last Pay                                   09/25/10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Tsy BM     3Mo     6Mo      2YR     3Yr      5YR      10YR      30YR
--------------------------------------------------------------------------------
 Yield   1.1571  1.1707   1.7266            3.0056   4.0339    4.9766
Coupon                    1.5000            3.0000   3.8750    5.3750
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Lib BM     1YR    2YR     3YR     4YR     5YR     7YR     10YR    12YR    15YR    20YR    30YR
-----------------------------------------------------------------------------------------------
 Yield   1.3994  2.0541  2.6329  3.0968  3.4731  3.9919  4.5014  4.8381  4.9970  1.8832  5.2891

-----------------------------------------------------------------------------------------------

-------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             Yield Table - Bond 6-A

                        GROUPS CROSSED AT AND BELOW BBB
                              Settle as of 10/30/03


--------------------------------------------------------------------------------
                                          0 PSA, Grp 1: 28 CPR,
                                          Grp 5,6: 20 CPR, Grp
                                             4,2,3,7: 25 CPR
---------------------  ---------------------------------------------------------
       Price                           Yield             Duration
---------------------  ---------------------------------------------------------
    101.453125                         4.49                2.53
    101.468750                         4.48                2.53
    101.484375                         4.48                2.53
    101.500000                         4.47                2.53
---------------------  ---------------------------------------------------------
   Average Life                               2.856182
    First Pay                                 11/25/03
    Last Pay                                  09/25/10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Tsy BM     3Mo     6Mo      2YR     3Yr      5YR      10YR      30YR
--------------------------------------------------------------------------------
 Yield   1.1571  1.1707   1.7266            3.0056   4.0339    4.9766
Coupon                    1.5000            3.0000   3.8750    5.3750
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Lib BM     1YR    2YR     3YR     4YR     5YR     7YR     10YR    12YR    15YR    20YR    30YR
-----------------------------------------------------------------------------------------------
 Yield   1.3994  2.0541  2.6329  3.0968  3.4731  3.9919  4.5014  4.8381  4.9970  1.8832  5.2891

-----------------------------------------------------------------------------------------------


-------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                            Yield Table - Bond B1-II

                        GROUPS CROSSED AT AND BELOW BBB
                              Settle as of 10/30/03

--------------------------------------------------------------------------------
                            Bond Summary - Bond B1-II
--------------------------------------------------------------------------------
Fixed Coupon:    4.875                           Type:   Fixed
    Orig Bal:    40,376,000

      Factor:    1.0000000
 Factor Date:    10/25/03                    Next Pmt:   11/25/03
       Delay:    24                             Cusip:
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                           0 PSA, Grp 1: 28 CPR,
                                           Grp 5,6: 20 CPR, Grp
                                              4,2,3,7: 25 CPR
-----------------------  -------------------------------------------------------
        Price                      Yield                        Duration
-----------------------  -------------------------------------------------------
     98.875000                      5.07                           3.81
     98.890625                      5.06                           3.81
     98.906250                      5.06                           3.81
     98.921875                      5.06                           3.81
     98.937500                      5.05                           3.81
     98.953125                      5.05                           3.81
     98.968750                      5.04                           3.81
     98.984375                      5.04                           3.81
     99.000000                      5.04                           3.81
     99.015625                      5.03                           3.81
     99.031250                      5.03                           3.81
     99.046875                      5.02                           3.81
     99.062500                      5.02                           3.81
     99.078125                      5.01                           3.81
     99.093750                      5.01                           3.81
     99.109375                      5.01                           3.81
     99.125000                      5.00                           3.81
-----------------------  -------------------------------------------------------
   Average Life                                      4.341691
     First Pay                                       11/25/03
     Last  Pay                                       08/25/08
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Tsy BM      3Mo       6Mo       2YR       3Yr       5YR       10YR       30YR
--------------------------------------------------------------------------------
 Yield    1.1571    1.1707    1.7266              3.0056     4.0339     4.9766
Coupon                        1.5000              3.0000     3.8750     5.3750
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Lib BM    1YR      2YR      3YR      4YR      5YR      7YR       10YR      12YR      15YR      20YR     30YR
--------------------------------------------------------------------------------------------------------------
 Yield   1.3994   2.0541   2.6329   3.0968   3.4731   3.9919    4.5014    4.8381    4.9970    1.8832   5.2891
--------------------------------------------------------------------------------------------------------------

The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                            Yield Table - Bond B2-II

                        GROUPS CROSSED AT AND BELOW BBB
                              Settle as of 10/30/03

--------------------------------------------------------------------------------
                            Bond Summary - Bond B2-II
--------------------------------------------------------------------------------
Fixed Coupon:       4.875                              Type:  Fixed
    Orig Bal:       11,719,000


      Factor:       1.0000000
 Factor Date:       10/25/03                       Next Pmt:  11/25/03
       Delay:       24                                Cusip:
--------------------------------------------------------------------------------
                                             0 PSA, Grp 1: 28 CPR,
                                             Grp 5,6: 20 CPR, Grp
                                                4,2,3,7: 25 CPR
--------------------------  ----------------------------------------------------
       Price                              Yield             Duration
--------------------------  ----------------------------------------------------
     97.875000                            5.33                 3.80
     97.890625                            5.33                 3.80
     97.906250                            5.33                 3.80
     97.921875                            5.32                 3.80
     97.937500                            5.32                 3.80
     97.953125                            5.31                 3.80
     97.968750                            5.31                 3.80
     97.984375                            5.31                 3.80
     98.000000                            5.30                 3.80
     98.015625                            5.30                 3.80
     98.031250                            5.29                 3.80
     98.046875                            5.29                 3.80
     98.062500                            5.28                 3.80
     98.078125                            5.28                 3.80
     98.093750                            5.28                 3.80
     98.109375                            5.27                 3.80
     98.125000                            5.27                 3.80
--------------------------  ----------------------------------------------------
   Average Life                                     4.341691
    First Pay                                       11/25/03
    Last  Pay                                       08/25/08
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Tsy BM     3Mo      6Mo      2YR      3Yr      5YR      10YR      30YR
--------------------------------------------------------------------------------
 Yield   1.1571   1.1707   1.7266            3.0056    4.0339    4.9766
Coupon                     1.5000            3.0000    3.8750    5.3750
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Lib BM    1YR      2YR      3YR      4YR      5YR      7YR      10YR      12YR      15YR      20YR      30YR
--------------------------------------------------------------------------------------------------------------
 Yield   1.3994   2.0541   2.6329   3.0968   3.4731   3.9919   4.5014    4.8381    4.9970    1.8832    5.2891
--------------------------------------------------------------------------------------------------------------

-------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                              Yield Table - Bond B3

                        GROUPS CROSSED AT AND BELOW BBB
                              Settle as of 10/30/03

--------------------------------------------------------------------------------
                             Bond Summary - Bond B3
--------------------------------------------------------------------------------
Fixed Coupon:     4.782                            Type:     Fixed
    Orig Bal:     10,029,000

      Factor:     1.0000000
 Factor Date:     10/25/03                     Next Pmt:     11/25/03
       Delay:     24                              Cusip:
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                              0 PSA, Grp 1: 28 CPR,
                                              Grp 5,6: 20 CPR, Grp
                                                 4,2,3,7: 25 CPR
--------------------------------------------------------------------------------
       Price                               Yield                Duration
--------------------------  ----------------------------------------------------
     95.875000                              5.14                  5.09
     95.890625                              5.14                  5.09
     95.906250                              5.13                  5.10
     95.921875                              5.13                  5.10
     95.937500                              5.13                  5.10

     95.953125                              5.12                  5.10
     95.968750                              5.12                  5.10
     95.984375                              5.12                  5.10
     96.000000                              5.11                  5.10
     96.015625                              5.11                  5.10

     96.031250                              5.11                  5.10
     96.046875                              5.11                  5.10
     96.062500                              5.10                  5.10
     96.078125                              5.10                  5.10
     96.093750                              5.10                  5.10

     96.109375                              5.09                  5.10
     96.125000                              5.09                  5.10
--------------------------  ----------------------------------------------------
   Average Life                                     6.365801
    First Pay                                       11/25/03
    Last Pay                                        09/25/33
--------------------------------------------------------------------------------


Tsy BM    3Mo      6Mo      2YR      3Yr      5YR       10YR      30YR
--------------------------------------------------------------------------------
 Yield   1.1571   1.1707   1.7266            3.0056    4.0339    4.9766
Coupon                     1.5000            3.0000    3.8750    5.3750
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Lib BM      1YR      2YR     3YR      4YR      5YR      7YR      10YR      12YR      15YR      20YR      30YR
--------------------------------------------------------------------------------------------------------------
 Yield    1.3994   2.0541  2.6329   3.0968    3.4731   3.9919   4.5014    4.8381    4.9970    1.8832    5.2891
--------------------------------------------------------------------------------------------------------------

-------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.